4887-5327-9290.1 Performance Share Unit Award Agreement Under the Arhaus, Inc. 2021 Equity Incentive Plan Arhaus, Inc. (the “Company”) has granted to the Participant a target award (the “Award”) of Performance Share Units (the “PSUs”). Each PSU earned as described herein represents an unfunded, unsecured promise of the Company to deliver to the Participant one Share, subject to the vesting and other restrictions, terms, and conditions set forth in the Arhaus, Inc. 2021 Equity Incentive Plan (the “Plan”) and those set forth in this award agreement (the “Award Agreement”), including the Terms and Conditions of PSU Award attached hereto as Exhibit A. Any capitalized terms used in this Award Agreement and not defined herein shall have the meanings ascribed to such terms in the Plan. Award of PSUs: Participant Name: Participant Address: Grant Date: Total PSUs Granted (“Target Award”): Performance Period: Vesting Date: The Participant, by accepting this Award, acknowledges and agrees that the PSUs are granted under and governed by the terms, and subject to the conditions, of this Award Agreement and the Plan as of the Grant Date. IN WITNESS WHEREOF, the parties hereto have executed this Award Agreement. Arhaus, Inc. Participant By:___________________________ ___________________________ [Name] [Title] [Name]

4887-5327-9290.1 Exhibit A Terms and Conditions of PSU Award 1. Performance Period; Vesting; Payout. [Applicable performance period] is the applicable performance period for the PSUs. Subject in each case to the Participant’s Continuous Service, the PSUs awarded under this Award Agreement shall vest on [applicable vesting date], but will not settle and payout until the number of PSUs earned is determined by the Committee based on the Company’s performance during the Performance Period as described below. a) No later than 90 days after the end of the Performance Period, the Committee shall determine and certify the level of attainment, if any, of the Performance Goals set forth herein and the resulting number of PSUs earned. Payouts between performance levels will be determined based on straight line interpolation. b) The Committee may modify a Performance Goal, in whole or in part, as it deems appropriate, if it determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company conducts its business, or other unusual or non-recurring events or circumstances render the Performance Goal(s) to be unsuitable. c) All determinations as to the extent Performance Goals have been achieved, the number of PSUs earned by the Participant, and all other matters related such determination shall be made by the Committee in its sole discretion. d) The Performance Goals and the applicable target level (“Target”) for the Performance Period are set forth on Schedule 1 attached hereto. e) The Company shall payout to the Participant the percentage of the Participant’s Target Award that corresponds with the Company’s performance on each Performance Goal during the Performance Period as set forth on Schedule 1. 2. Termination of Continuous Service. The Company grants the Participant PSUs in consideration of the services to be rendered by the Participant to the Company. If a Participant’s Continuous Service terminates for any reason other than: (i) for Cause; (ii) death; (iii) Disability; or (iv) in connection with a Change in Control, unless the Committee, or, if applicable, its designee, determines otherwise, all unvested PSUs shall be forfeited and canceled immediately without consideration. a) If a Participant’s Continuous Service terminates for Cause, the PSUs, whether or not vested, will be forfeited and canceled immediately without consideration. b) If a Participant’s Continuous Service terminates due to death prior to the end of the Performance Period, the PSUs will be earned and paid immediately based on Target performance level. If the Participant’s Continuous Service terminates due to death after the Performance Period, but prior to payout, the PSUs will be earned and paid in accordance with

4887-5327-9290.1 this Exhibit A subject to actual achievement of the Performance Goal as if the Participant's Continuous Service had not terminated. c) If a Participant’s Continuous Service terminates due to Disability, the PSUs will be earned and paid in accordance with this Exhibit A subject to actual achievement of the Performance Goal as if the Participant's Continuous Service had not terminated. d) If there is a Change in Control, unless otherwise determined by the Committee, unvested PSUs that are not assumed or substituted with a substantially equivalent award by the successor corporation will be earned and paid immediately prior to the Change in Control based on the greater of: (i) Target or (ii) the level of attainment of Performance Goals at the time of the Change in Control as determined by the Committee in good faith. If a Participant’s Continuous Service is terminated without Cause (as defined in the Plan) within the sixty (60) days preceding or the twenty-four (24) months following the Change in Control, unvested PSUs will be earned and paid in accordance with this Exhibit A based on the greater of: (i) Target or (ii) the level of attainment of Performance Goals at the conclusion of the Performance Period as determined by the Committee in good faith. 3. Dividends. If the Company declares a dividend (ordinary or extraordinary, whether in cash, securities, or other property) or distribution of other rights for which the record date is prior to the date the PSUs are vested, dividend equivalents will be credited to the Participant and paid or distributed if and when the underlying PSUs are paid out. 4. PSUs Non-Transferable. The Participant shall not directly or indirectly sell, transfer, pledge, assign, or otherwise encumber the PSUs or any interest in them, or make any commitment or agreement to do any of the foregoing. 5. Settlement; Tax Withholding. The Company shall, as soon as practicable following the determination by the Committee of the achievement of the Performance Goals pursuant to paragraph 1, effect delivery of Shares to fully settle the PSUs earned to the Participant (or, in the event of the Participant’s death, to the Beneficiary). No Shares will be issued pursuant to this Award Agreement unless and until all legal requirements applicable to such issuance have been complied with to the satisfaction of the Committee. Unless otherwise provided by the Committee, the Company shall have the power and the right to deduct or withhold automatically from any amount deliverable pursuant to settlement of the PSUs, or require Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, required by law or regulation to be withheld with respect to any taxable event arising as a result of the settlement of the PSUs. 6. Stockholder Rights. Except as set forth in this Award Agreement or the Plan, no Participant or Beneficiary shall have any rights as a stockholder with respect to Shares subject to PSUs until such Shares are delivered to the Participant or the Beneficiary. Prior to actual settlement of any PSUs, the PSUs represent an unsecured and unfunded obligation of the Company. 7. Section 409A. This Award is intended to comply with Section 409A of the Code or an

4887-5327-9290.1 exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Award comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code. 8. Data Privacy. The Participant hereby explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of his or her personal information that is necessary for the purpose of implementing, administering, and managing the Participant’s participation in the Plan by and among, as applicable, the Company and its Affiliates. The Participant authorizes the Company and its Affiliates to transfer such personal information to third parties that assist in the implementation, administration, and management of the Plan. 9. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the PSUs granted under the Plan and participation in the Plan, or future PSUs that may be granted under the Plan, by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to participate in the Plan through an online (and/or voice activated) system established and maintained by the Company or a third party designated by the Company. [10. Non-Competition and Non-Solicitation Agreement. In consideration for the PSUs that Participant is receiving under this Award Agreement, Participant will be required to enter into a confidentiality, non-compete and non-solicitation agreement with the Company.] 11. Government and Other Regulations; Governing Law. This Award Agreement and the Plan are governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. The grant of PSUs is subject to all laws, regulations, and orders of any governmental authority which may be applicable thereto, and, notwithstanding any of the provisions hereof, the Participant acknowledges that the Company will not be obligated to issue any Shares hereunder if the grant or vesting thereof or the issuance of such Shares, as the case may be, would constitute a violation by the Participant or the Company of any such law, regulation, or order or any provision thereof. The Company shall not be obligated to take any affirmative action in order to cause the vesting of the PSUs or the issuance of Shares pursuant hereto to comply with any such law, regulation, order, or provision. 12. Miscellaneous Provisions. (a) The PSUs are granted under and subject to the terms and conditions of the Plan, which is incorporated herein and made part hereof by this reference. In the event of a conflict between the terms of the Plan and this Award Agreement, the terms of the Plan, as interpreted by the Board or the Committee, shall govern. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its contents.

4887-5327-9290.1 (b) This Award Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. This Award Agreement and the Plan supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof. (c) If the Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control. (d) The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. (e) This Award Agreement may be executed or deemed executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.